                                                                   Exhibit 10.21


               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

         Plaintiffs,                              CASE NO.  94-2458-CA-01

vs.                                               DIVISION NO:  4

LOUISIANA-PACIFIC CORPORATION,                    CLASS REPRESENTATION
a Delaware corporation, et al.

                  Defendants.

                                                    /
------------------     ----------------------------




                              SETTLEMENT AGREEMENT

                                TABLE OF CONTENTS

1.       Definitions.............................................................4

2.       Settlement Purposes Only................................................9

3.       Submission for Preliminary Approval.....................................9

4.       Term of Agreement.......................................................9

5.       Payments by Louisiana-Pacific...........................................9

6.       Establishment of Toll-Free Number......................................10

7.       Recovery Program.......................................................11

8.       Selection and Training of Independent Adjusting Company/Independent
          Adjusters.............................................................14

9.       Class Notice...........................................................16

10.      Class Members'Right of Exclusion/Inclusion.............................17

11.      Right of Withdrawal....................................................17

12.      Performance Pending Final Agreement....................................18

13.      Exclusive Remedy; Dismissal of Action; Jurisdiction of Court...........18

14.      Releases...............................................................19

15.      Entry of Good Faith Bar Order on Claims; Indemnification...............20

16.      Assignment of Claims/Rights............................................20

17.      Court's Settlement Approval Order......................................21

18.      Effect of Default by Louisiana-Pacific.................................21

19.      Representations and Warranties.........................................21

20.      Termination of the Agreement...........................................22

21.      Miscellaneous Provisions...............................................23

22.      Attorneys'Fees.........................................................25


                                TABLE OF EXHIBITS

1.       Court Order on Conditional Acceptance......................Exhibit "A"

2.       Problem Report.............................................Exhibit "B"

3.       Field Inspection and Evaluation Form.......................Exhibit "C"

4.       Release....................................................Exhibit "D"

5.       Request for Exclusion......................................Exhibit "E"

6.       Notice of Pendency of Class Action,
         Proposed Settlement of Class Action and
         Settlement Hearing.........................................Exhibit "F"


               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

         Plaintiffs,                                CASE NO.  94-2458-CA-01

vs.                                                 DIVISION NO:  4

LOUISIANA-PACIFIC CORPORATION,                      CLASS REPRESENTATION
a Delaware corporation, et al.

                  Defendants.

                                                    /
------------------     ----------------------------


                              SETTLEMENT AGREEMENT

         THIS AGREEMENT is entered into this 4th day of October, 1995, by and among the Plaintiffs in the above litigation, Jeffrey Anderson and Armandina Anderson, et al. ("Plaintiffs") for themselves and on behalf of the plaintiff class as hereinafter defined ("Settlement Class"), and the Defendant herein Louisiana-Pacific Corporation ("Defendant"). The Plaintiffs and Defendant, collectively, shall hereinafter be referred to as the "Parties."

         Subject to Court approval as required by the Florida Rules of Civil Procedure and as hereinafter provided, it is hereby stipulated and agreed by the Parties that, in consideration of the promises set forth in this Agreement and upon the entry by the Court of the Final Order and Judgment approving the settlement and directing the implementation of the terms and conditions of the settlement as set forth in this Agreement, this action shall be settled and compromised upon the terms and conditions contained herein.

                                    RECITALS

         A. The Representative Plaintiffs have filed a Class Action on behalf of the Settlement Class against Louisiana-Pacific Corporation, and the Court will be asked to provisionally certify that class under Rule 1.220(b)(3) of the Florida Rules of Civil Procedure for settlement purposes only.

         B. Louisiana-Pacific is the maker of Louisiana-Pacific Inner-Seal Siding, a product used for siding the exterior of houses and other structures. Louisiana-Pacific sells Inner-Seal Siding to distributors who in turn sell it to retailers. Contractors and builders purchase the Inner-Seal Siding from these retailers. The contractors and builders then install the product on building structures.

         C. Louisiana-Pacific provides instructions relating to the handling, installation, and maintenance of Inner-Seal Siding. Inner-Seal Siding is a wood product and, therefore, precautions must be taken to ensure the product is properly protected from certain conditions, including water encroachment. When the handling, design, construction, installation, painting and maintenance instructions are not followed by the distributors, retailers, contractors, or property owners, damage to the product may result.

         D. Over the last several years, Louisiana-Pacific has received complaints from some Florida homeowners concerning the performance of the Inner-Seal Siding used in the construction of their houses and has instituted a claim resolution process to review those complaints.

         E. The resolution of these complaints has been complicated by the fact that liability for installation-related damages may be attributable to contractors, who are, for the most part, not parties to the claims resolution process described above. Additionally, many of the contractors are no longer in business, making it extremely difficult for the property owners to obtain any relief for installation-related claims.

         F. Despite significant success in reducing the costs associated with resolving these claims, the property owners and Louisiana-Pacific have spent, and continue to spend, significant resources contesting both liability and damages.

         G. Class Counsel has extensive experience in the litigation of claims concerning products liability and warranties. They have conducted a thorough investigation into the law relating to the matters set forth in the class action petition. Further, they have performed a thorough examination of more than one hundred homes to determine the cause of damage to the Inner-Seal Siding installed on the homes of the Class Representative Plaintiffs.

         H. In light of the uncertainties associated with the pending, unresolved issues enumerated above, there is a substantial risk that adjudications with respect to certain claims asserted by the Class Representative Plaintiffs will, as a practical matter, be dispositive of the claims and interests of other members of the Settlement Class, or will substantially impair or impede the ability of such other Settlement Class members to protect their interests.

         I. The primary purpose of this Agreement is to ensure that Settlement Class members are fairly compensated in the most timely and efficient manner possible, free of the uncertainties and cost of litigating the difficult and disputed liability issues noted above.

         J. The settlement contemplated by the Agreement would provide a fair, flexible, speedy, cost-effective, and assured method of compensating claimants who own homes or other structures with damaged Inner-Seal Siding. Thus, this Agreement provides considerable benefit to the Settlement Class, while avoiding costly litigation of difficult and disputed issues.

         K. Based on extensive analysis of the law and facts at issue in the Class Action, the other factors and considerations enumerated above concerning liability, and the fair, flexible, speedy, cost-effective, and assured procedures set forth in this Agreement for compensating the Settlement Class, each Party has determined that settlement on the terms set forth below would be fair, adequate, reasonable, and in its best interest.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement and in the exhibits attached hereto, in addition to any definitions elsewhere in this Agreement, the following terms shall have the meanings set forth below:

              ACTION means the above-captioned matter pending in the Circuit Court of Lake County, Florida, Fifth Judicial Circuit, Division Number 4.

              CLASS COUNSEL means Walter S. McLin, III, Phillip S. Smith, and McLin, Burnsed, Morrison, Johnson & Robuck, P.A., P.O. Box 491357, Leesburg, Florida.

              CLASS NOTICE DATE means the last date upon which notice is mailed to the Settlement Class pursuant to Section 9 of this Agreement.

              COURT means the Circuit Court of the Fifth Judicial Circuit of Lake County, Florida, Division Number 4.

              DAMAGE means that the product fails at the time of inspection to perform its essential purposes of cladding and protecting the wall assembly and presenting appropriate aesthetics. Factors which will be considered to determine damage include, but are not limited to, thickness swell and moisture content and appearance.

              DATE OF INSTALLATION means the date Louisiana-Pacific Inner-Seal Siding was installed based on proof by the property owner of such a date, such as the certificate of original occupancy issued for such property or receipts for subsequently purchased siding.

              ELIGIBLE CLAIMANT means a claimant who qualifies for relief under
         Section 7 of this Agreement.

              FAIRNESS HEARING means the hearing to be conducted by the Court in connection with the determination of the fairness, adequacy and reasonableness of this Agreement.

              FINAL ORDER AND JUDGMENT means the Order to be entered by the Court, in a form which is mutually agreeable to the Parties, approving this Agreement without material alteration, as fair, adequate and reasonable, and making such other findings and determinations as the Court deems necessary and appropriate to effectuate the terms of this Agreement.

              INDEPENDENT ADJUSTING COMPANY means the entities selected by Louisiana-Pacific and Class Counsel for the purpose of carrying out the inspections of the Settlement Class members' homes.

              INDEPENDENT ADJUSTERS means adjusters employed by the Independent Adjusting Companies and trained in evaluating the claims of Settlement Class members set forth in Section 7.

              LOUISIANA-PACIFIC OR L-P means Louisiana-Pacific Corporation, its subsidiaries or affiliates, successors, assigns, representatives and insurers, and all of its past, present and future directors, officers, employees, agents and their respective successors, assigns, executors and insurers.

              LOUISIANA-PACIFIC INNER-SEAL SIDING means any year of manufacture or type of Oriented Strand Board lap or panel siding, soffit, facia, or trim manufactured by L-P, but does not include any such products that were sold by L-P without an express warranty (e.g., utility board), or that were re-classified by L-P to exclude an express warranty before the date of this Agreement.

              OPT OUT PERIOD means the period commencing on the Class Notice Date and extending for 30 days thereafter.

              PERSON means any individual or legal entity.

              PRELIMINARY APPROVAL means the Court's conditional certification of the Settlement Class, preliminary approval of this Agreement, approval of the form of the Class Notice and entry of an order substantially in the form of Exhibit "A" hereto.

              PROBLEM REPORT means a report described in Section 7.2 of this Agreement by a Settlement Class member attached as Exhibit "B".

              PROPERTY means any structure including homes, townhomes, condominiums, apartments, commercial structures and other types of buildings or structures bearing Louisiana-Pacific Inner-Seal Siding. A Unit of property means a single residential home, or single condominium or townhome.

              RECOVERY PROGRAM means the procedure set forth in Section 7.

              REPLACEMENT COST means average cost per square foot of siding for full replacement including materials and labor for the State of Florida as of the Settlement Date as computed from Orlando costs. The replacement cost will be $2.82 for the replacement of 4'x 8' panels and $3.40 will be the replacement costs for lap siding.

              SETTLED CLAIMS means any claim, liability, right, demand, suit, matter, obligation, damage, loss or cost, action or cause of action, of every kind and description which the Releasing Party, as described in
         Section 13 of this Agreement, has or may have, whether known or unknown, asserted or unasserted, latent or patent, that is, has been, could have been or in the future might be asserted by the Releasing Party either in the Action or in any other action or proceeding in this Court or any other court or forum, regardless of legal theory, and regardless of the type or amount of relief or damages claimed, against Louisiana-Pacific, arising from or in any way relating to any defects or alleged defects of Louisiana-Pacific Inner-Seal Siding or any part thereof. Without limiting the generality of the foregoing, Settled Claim shall include, with regard to the foregoing subject matter:

         (1) any claim for breach or violation of any federal, state, common or other law;

         (2) any claim for breach of any duty imposed by law, by contract or otherwise;

         (3) any claim based on strict product liability, negligence, breach of express or implied warranty, racketeering, fraud, conspiracy, consumer fraud, negligent misrepresentation, or intentional misrepresentation;

         (4) any claim arising from or in any way related to the design, manufacture, production, promotion, sale, distribution, or installation of Louisiana-Pacific

              Inner-Seal Siding, and/or any alleged defects in a Louisiana-Pacific Inner-Seal Siding, or any part thereof;

         (5) any claim for personal injury, emotional distress, or mental anguish associated with any of the above; and

         (6) any claim for penalties, punitive damages, exemplary damages, treble damages, or any other claim for damages based upon a multiplication of compensatory damages.

              SETTLEMENT CLASS means a class composed of all Persons who own Property which has Louisiana-Pacific Inner-Seal Siding. Settlement Class does not include the following:

         1. Owners who have previously signed full releases of claims against Louisiana-Pacific and received compensation for all owned footage;

         2. Owners who have executed Arbitration Agreements with Louisiana-Pacific or have participated in arbitration with Louisiana-Pacific with respect to all owned footage;

         3. Owners who are parties to lawsuits as of the date of filing, October 19, 1994, of the class action petition; however, such owners may choose to designate themselves affirmatively as members of the settlement class within 100 days after issuance of notice.

         4. Previous owners of Louisiana-Pacific siding who have replaced their Louisiana-Pacific siding with siding other than L-P siding prior to their siding being inspected by the Independent Adjustment Company.

              SETTLEMENT DATE means the date of entry of the Final Order and Judgment.

              UNIT means a piece of real property on which one or more structures with Louisiana-Pacific Inner-Seal Siding is located.

2.       SETTLEMENT PURPOSES ONLY

         2.1 This Agreement is for settlement purposes only, and neither the fact of, nor any provision contained in, this Agreement nor any action taken hereunder shall constitute, be construed as, or be admissible in evidence as, any admission of the validity of any claim or any fact alleged by Plaintiffs in this Action or of any wrongdoing, fault, violation of law, or liability of any kind on the part of Louisiana-Pacific or any admission by Louisiana-Pacific of any claim or allegation made in this Action, nor as an admission by any of the Plaintiffs, members of the Settlement Class or Plaintiffs' Class Counsel of the validity of any fact or defense asserted against them in the Action.

3.       SUBMISSION FOR PRELIMINARY APPROVAL

         3.1 Promptly after Execution of this Agreement, the Parties shall jointly submit this Agreement, through their respective attorneys, to the Court for Preliminary Approval.

4.       TERM OF AGREEMENT

         Class members shall be eligible for the Recovery Program set forth in
Section 7 of this Agreement for a period of five years. The five-year term will begin on the Settlement Date. A Class member's claim will be considered timely upon calling the established toll-free number and reporting their claim if such call is made within the five year period.

5.       PAYMENTS BY LOUISIANA-PACIFIC

         Louisiana-Pacific shall be responsible for the following obligations under this Agreement:

         5.1 Louisiana-Pacific and Class Counsel shall share equally the cost of Notice in accordance with Section 9 of this Agreement, except that Class Counsel shall pay no more than $100,000.00.

         5.2 Louisiana-Pacific shall pay the costs associated with the implementation and maintenance of the toll-free number described in Section 6.

         5.3 Louisiana-Pacific shall pay the costs associated with the Independent Adjusters and Independent Adjusting Company including costs of training, costs of administration, and costs of inspection by the Independent Adjusters.

         5.4 Louisiana-Pacific shall pay attorneys' fees and court costs to Class Counsel as more fully set forth in Section 22.

         5.5 Louisiana-Pacific shall pay twelve hundred dollars ($1,200) to each of the specific Plaintiffs represented by class counsel for their expenses, time and effort involved in bringing this lawsuit on behalf of all Class Members throughout the state of Florida. The names of these specific Plaintiffs have previously been given to Louisiana-Pacific.

         5.6 Louisiana-Pacific shall pay an additional five hundred dollars ($500) to each of six Class Representatives who make up the steering committee for their additional expenses, time and effort involved in bringing and coordinating the representative plaintiffs on behalf of all Class Members throughout the state of Florida.

6.       ESTABLISHMENT OF TOLL-FREE NUMBER

         6.1 No later than the first dissemination of the Class Notice, and throughout the Term of this Agreement Louisiana-Pacific shall establish and adequately staff a statewide toll-free telephone facility. The telephone facility shall accommodate, personally or through voice activation, phone calls from Claimants on a 24 hour basis.

         6.2 This facility shall be capable of (a) receiving requests for Notice and other materials described in Section 9; (b) providing generalized information concerning deadlines for opt outs and the date, time and location of the Fairness hearing; (c) mailing materials to Settlement Class members as provided in Section 9; and (d) gathering the information to complete a Problem Report as described in
Section 7.2.

         6.3 Throughout the Term of this Agreement, the facility shall maintain records of all mailings and all Problem Reports both physically and on a suitable computer system. Louisiana-Pacific will provide to Class Counsel a computer terminal which will link to the computer system in order to access, at all times, the records relating to this Agreement.

         6.4 Class Counsel shall have the right to physical inspection of these records upon reasonable notice to Louisiana-Pacific but shall have computer access to these records at all times.

         6.5 The records so maintained shall be and remain confidential. Disclosure shall be limited to the parties' counsel and employees of Louisiana-Pacific.

7.       RECOVERY PROGRAM

         7.1 Any Settlement Class member shall be an Eligible Claimant if he has incurred Damage to Louisiana-Pacific Inner-Seal Siding on his Property. An Eligible Claimant may be a subsequent purchaser of a property with Louisiana-Pacific Inner-Seal Siding.

         7.2 Within the five (5) year term, members of the Settlement Class may call the Toll-Free Number to report problems with Louisiana-Pacific Inner-Seal Siding. Louisiana-Pacific will then forward to the Eligible Claimant a Problem Report (Exhibit "B").

              a. Certain basic information will be gathered when the Settlement Class member makes a Problem Report, I.E., name, address, builder, subdivision, description of problem and whether the Report is the first or second under this Agreement.

              b. A questionnaire will be sent to the Settlement Class member requesting proof of the age of the Louisiana-Pacific siding and ownership verification of the home. Proof of the age of the L-P siding may be established by, but is not limited to, a Certificate of Occupancy or a receipt showing the date the L-P siding was installed.

              c. Copies of all Problem Reports and completed questionnaires shall be input into the computer system for processing and made available to the Independent Adjusting Company and Class Counsel.

         7.3 Once a Problem Report has been received by the Independent Adjusting Company, an Independent Adjuster will be sent within 45 days to inspect the Property at no cost to the Settlement Class members.

         7.4 The inspection by the Independent Adjuster shall include the following:

              a. The Independent Adjuster will verify that the Class Member has Louisiana-Pacific Inner-Seal Siding on the Property.

              b. The Independent Adjuster will verify, if possible, the age of installation.

              c. The Independent Adjuster will measure the amount of Louisiana-Pacific Inner-Seal Siding which has suffered Damage.

              d. The Independent Adjuster will determine without destructive testing, to the extent possible, the cause of the Damage which will include an assessment of design, construction, installation, finishing, painting, and maintenance factors affecting the damaged area.

         7.5 After completion of the inspection, the Independent Adjuster will determine the amount an Eligible Claimant shall be paid based on the factors listed below.

              a. The Maximum Amount that may be awarded for repairing the damage for a single property under the terms of this Agreement shall be Replacement Cost times the number of square feet of Louisiana-Pacific Inner-Seal Siding which has suffered Damage.

              b. The following amounts will be added together and the total deducted from the Maximum Amount computed under paragraph 7.5(a).

                   (1) AGE OF SIDING INSTALLATION: For installations 37 months old and older, the adjuster shall deduct 5% per year from the Maximum Amount. The age reduction factor for a 37 month old installation shall be 5%, for a 49 month old installation, 10%, etc.

                   (2) IMPROPER DESIGN/CONSTRUCTION/INSTALLATION/FINISHING/
              PAINTING THAT CAUSES OR CONTRIBUTES TO THE DAMAGED SIDING: The adjuster may deduct up to 75% for deficiencies according to the guidelines established in the instructions and evaluation forms provided to the adjuster which are incorporated in and attached hereto as Exhibit "C."

                   (3) LACK OF MAINTENANCE: The adjuster may deduct up to 75% for inadequate painting/sealing/caulking maintenance and external abuse as instructed in Exhibit "C" attached hereto.

                   (4) Deductions from the Maximum Amount attributable to categories 7.5(2) and 7.5(3) combined will never exceed a total of 75%.

         7.6 The Adjuster shall forward to Louisiana-Pacific and Class Counsel his Field Inspection and Evaluation Form (Exhibit "C") and Louisiana-Pacific shall, within 30 days after receiving such notice, issue a check payable to the Eligible Claimant and deliver it to Class Counsel in the amount calculated on the Field Inspection and Evaluation Form. However, if such amount is for any reason less than any written offer presented by Louisiana-Pacific to the Claimant before the date of this Settlement Agreement, the check will be issued in the amount of such written offer.

         7.7 Once Class Counsel has received the check, he will immediately notify the Eligible Claimant. Class Counsel will release the check to the Eligible Claimant upon the execution by the Eligible Claimant of a Release in the form attached as Exhibit "D."

         7.8 In the event an Eligible Claimant suffers subsequent damage to different Louisiana-Pacific Inner-Seal Siding, he may again make a Problem Report within the Term of this Agreement and, if appropriate, again go through the Recovery Program. However, the Eligible Claimant may not use the Recovery Program more than once in each 24 month period and may do so only two times during the Term of the Agreement. Use of the Recovery Program two times shall still be limited by the maximum amount defined in 7.5(a) above. Provided that Settlement Class members who have been through the Recovery Program less than 24 months before the end of the term of this Agreement, shall not be required to wait 24 months before going through the Recovery Program. Settlement Class members who have previously signed releases and received compensation for only partial footage of the structure, or executed Arbitration Agreements with Louisiana-Pacific and arbitrated as to only partial footage of the structure are limited to one claim under this Recovery Program.

8.       SELECTION AND TRAINING OF INDEPENDENT ADJUSTING COMPANY/INDEPENDENT
ADJUSTERS

         8.1 All fees and expenses incurred in relation to the Independent Adjusting Company and Independent Adjusters shall be borne by Louisiana-Pacific.

         8.2 Each Independent Adjuster will be required to attend a training session presented by Louisiana-Pacific with the assistance of Class Counsel.

         8.3 Louisiana-Pacific and Class Counsel, upon agreement, shall have the right to supplement the list of Independent Adjusting Companies and substitute or add others with the consent of opposing counsel which consent shall not be reasonably withheld.

         8.4 Class Counsel and Louisiana-Pacific shall have the right during the Term of this Agreement to independently, on a sample basis, test the findings of the Independent Adjuster.

         8.5 In the event either Louisiana-Pacific or Class Counsel believes that the Independent Adjusters are not properly applying the terms of Paragraph 6 or in the event there is a question about the application of the terms of this Agreement by the Independent Adjusters, then

              a. The objecting Party's counsel shall notify counsel for the other Party to this Agreement in writing of his concern;

              b. The counsel for the Parties will meet within 30 days of receipt of the written notification to try to resolve the concern;

              c. In any event, counsel for the parties shall meet every six months to discuss the implementation and execution of this Agreement during the preceding six months and will attempt to resolve any concerns of the respective parties.

              d. In the event the Parties cannot resolve the concern then the dispute shall be submitted to a three-member arbitration panel under the auspices of the American Arbitration Association ("AAA"). The AAA shall provide each counsel with a list of arbitrators who have special expertise in the area of construction. Each counsel shall choose one arbitrator from the list and the two selected shall choose the third arbitrator from the same list. The fees and costs of arbitration shall be borne equally by Louisiana-Pacific and Class Counsel.

              e. In no event shall arbitration be conducted more frequently than every six months.

9.       CLASS NOTICE

         Upon Preliminary Approval, as the Court may direct, Class Counsel or their designee, shall cause notice of the pendency of the Action, the settlement embodied herein, and the Fairness Hearing (the "Class Notice") to be provided to the members of the Settlement Class. This Class Notice will be accomplished by Mail Notice and Published Notice in substantially the form of Exhibit "F" attached hereto as defined below.

         9.1 Mail Notice, in a form approved by the Court, shall be mailed, first class postage prepaid, together with a Request For Exclusion substantially in the form of Exhibit "E," to each member of the Settlement Class that can be identified with due diligence. In addition, such mailing shall be sent to each member of the Settlement Class whose identity becomes known as a result of the Published Notice, except no Request For Exclusion form need be mailed after expiration of the Opt Out Period.

         9.2 Published Notice shall be published in newspapers in a manner reasonably calculated to reach members of the Settlement Class as more particularly described in the Public Notice Plan to be approved by the Court.

         9.3 Upon final Approval of the Agreement by the Court, a second series of published notices and mail notices shall inform the readers and Class Members of a toll free number through which they may arrange for the receipt of a Problem Report. Notice of the Final Approval of Settlement Agreement and rights of Class Members under the Settlement shall be given in the same manner as stipulated by the Court in its Order on the Proposed Class Settlement.

10.      CLASS MEMBERS' RIGHT OF EXCLUSION/INCLUSION

         10.1 Subject to Section 10.3 of this Agreement, a Settlement Class member may opt out of the Settlement Class at any time during the Opt Out Period. In order to exercise the opt out right set forth in this Section, the Settlement Class member must complete and return a Request For Exclusion substantially in the form of Exhibit "E," or a reasonable substitute therefor. Such request must be postmarked on or before the end of the Opt Out Period. Any Settlement Class member who has not so elected will be a Settlement Class member for all purposes under this Agreement. Any Settlement Class member who elects to opt out of the Settlement Class pursuant to this Section 10.1 shall not be entitled to relief under or be affected by this Agreement.

         10.2 Any person who has elected to opt out pursuant to Section 10.1 of this Agreement may be allowed to withdraw that election with the agreement of Louisiana-Pacific and Class Counsel.

         10.3 A Settlement Class member who owns one or more Units may exercise his election with respect to each Unit separately from all other Units.

11.      RIGHT OF WITHDRAWAL

         Within thirty (30) days after the deadline set by the Court for class members to exclude themselves from the Settlement Class, Louisiana-Pacific shall have the right, acting in good faith, to withdraw from this Settlement Agreement if, after reasonable inquiry, Louisiana-Pacific has concluded that the number of claims of class members who have excluded themselves from this settlement is a substantial and excessive portion of all the class claims.

12.      PERFORMANCE PENDING FINAL AGREEMENT

         12.1 After the Court grants Preliminary Approval, but prior to the Court's Final Approval of this Agreement as provided in Section 17, Louisiana-Pacific may elect to provide relief under Section 7 of this Agreement. If Louisiana-Pacific so elects to provide such relief to Settlement Class members, such relief may be conditioned upon the execution of a release and indemnity agreement in a form acceptable to the Parties, which shall provide that Eligible Claimants will be entitled to additional relief afforded by the terms and conditions of this Agreement, if any, if and when the Final Order and Judgment contemplated by Section 16 has been issued.

13.      EXCLUSIVE REMEDY; DISMISSAL OF ACTION; JURISDICTION OF COURT

         13.1 This Agreement shall be the sole and exclusive remedy for any and all claims of Settlement Class members against Louisiana-Pacific. Upon entry of the Final Order and Judgment by the Court, each Settlement Class member who has not opted out of the Settlement Class shall be barred from initiating, asserting or prosecuting any claims against Louisiana-Pacific except as provided herein.

         13.2 On the Settlement date, the Action shall be dismissed subject to the reactivation of claims as provided in Section 18 of this Agreement. Settlement Class members may not commence or actively prosecute actions on Settled Claims against Louisiana-Pacific once the Final Order and Judgment is entered. Class Counsel agree to provide reasonable cooperation to dismiss any other actions of any Settlement Class member for Settled Claims pending in state or federal courts against Louisiana-Pacific.

         13.3 The Court shall retain exclusive and continuing jurisdiction of the Action, the Parties, and Settlement Class members, to interpret and enforce the terms, conditions, and obligations of this Agreement.

14.      RELEASES

         14.1 Upon entry of the Final Order and Judgment, each Settlement Class member, to the extent he has not opted out of the Settlement Class, on behalf of himself and any Person claiming by or through him as his heir, administrator, devisee, predecessor, successor, representative of any kind, or insurer (the "Releasing Party"), shall be deemed to and does hereby release and forever discharge Louisiana-Pacific, including any and all of its predecessors, successors, parents, subsidiaries, divisions, departments, affiliates and insurers, and any and all of its past, present and future officers, directors, stockholders, partners, agents, employees, servants, successors, subrogees, assigns and their respective insurers ("Releasees"), of and from any and all Claims and related subrogation claims of the Releasing Party's subrogees or insurance carriers not protected from waiver of subrogation by the provisions of the applicable insurance policies (or assigned or subrogated prior to final approval of this Agreement and not subject to compromise or settlement by the policyholder) except as provided herein.

         14.2 Nothing in this Agreement shall prejudice or in any way interfere with the rights of the Plaintiffs, Settlement Class members and Louisiana-Pacific from pursuing all of their rights and remedies against any Third Parties.

         14.3 Nothing in this Agreement shall be construed to affect in any way, or require the forfeiture by any Settlement Class member of, such member's homeowner's insurance or other available insurance coverage by reason of such person's participation in this Settlement.

15.      ENTRY OF GOOD FAITH BAR ORDER ON CLAIMS; INDEMNIFICATION

         15.1 The Parties shall request that the Court enter an order barring and prohibiting the commencement and prosecution of any claim or action by any Class Member against Louisiana-Pacific including, but not limited to, any negligence, breach of warranty, breach of contract, misrepresentation, contribution, indemnity, and/or subrogation claims (except subrogation claims explicitly preserved under Section 13), seeking reimbursement for payments made or to be made to any Settlement Class member for claims relating to Louisiana-Pacific Inner-Seal Siding or for expenses incurred in defending against any such claims or actions. Louisiana-Pacific shall be entitled to dismissal with prejudice of any such claim against it which violate or are inconsistent with this bar.

         15.2 Any Settlement Class member making a claim against a Third Party (other than that Settlement Class member's insurance carrier) for what would be a Settled Claim if asserted against Louisiana-Pacific, shall indemnify and hold harmless Louisiana-Pacific from any claim of contribution or indemnity asserted by such Third Party against Louisiana-Pacific. Provided that, the Settlement Class member will not be liable for attorneys' fees incurred by Louisiana-Pacific in defense of a claim by a third party.

16.      ASSIGNMENT OF CLAIMS/RIGHTS

         When any Settlement Class member transfers his right or title to any Property containing Louisiana-Pacific Inner-Seal Siding to any other person (the Transferee), the Transferee shall automatically receive an assignment of all rights and obligations under this Agreement limited to the terms and conditions of the Agreement.

17.      COURT'S SETTLEMENT APPROVAL ORDER

         17.1 This Agreement is subject to and conditioned upon the issuance by the Court, following the Fairness Hearing, of a Final Order and Judgment granting final approval of the Agreement.

18.      EFFECT OF DEFAULT BY LOUISIANA-PACIFIC

         18.1 In the event Louisiana-Pacific fails to make a payment due and owing under the terms of this Agreement, or in default of this Agreement in any other respect, the Plaintiffs' Class Counsel shall so notify the Court. Louisiana-Pacific shall then be given up to 20 calendar days to cure the default.

         18.2 In the event of a default by Louisiana-Pacific under this Agreement, the Court may exercise all equitable powers over Louisiana-Pacific to enforce this Agreement and the Final Order and Judgment irrespective of the availability or adequacy of any remedy at law. Such powers include, among others, the power of specific enforcement.

19.      REPRESENTATIONS AND WARRANTIES

         19.1 Louisiana-Pacific represents and warrants that it (i) has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) the execution, delivery and performance by Louisiana-Pacific of this Agreement and the consummation by it of the actions contemplated herein have been duly authorized by all necessary corporate action on the part of Louisiana-Pacific; and (iii) this Agreement has been duly and validly executed and delivered by Louisiana-Pacific and constitutes its legal, valid and binding obligation.

20.      TERMINATION OF THE AGREEMENT

         20.1 The performance of this Agreement is expressly contingent upon the Court's issuance of the Final Order and Judgment. If the Court fails to issue such Order within sixty (60) days following conclusion of the Fairness Hearing, Louisiana-Pacific may elect to terminate this Agreement within twenty (20) business days of such failure, rendering it as having no force or effect whatsoever, null and void AB INITIO, and not admissible as evidence for any purpose in any pending or future litigation (in any jurisdiction) involving any of the Parties. If the Court approves this Agreement as provided for in Section 17, but this Agreement has not become final pending the resolution of an appeal of the Final Order and Judgment, Louisiana-Pacific may elect to provide the relief to Settlement Class members under the terms and conditions of this Agreement. If Louisiana-Pacific so elects to provide such relief to Settlement Class members pending the resolution of any such appeal, such relief will be conditioned upon the Eligible Claimant executing a release and indemnity agreement consistent with Section 14 of this Agreement. If Louisiana-Pacific elects not to provide such relief to Settlement Class members pending the resolution of any such appeal, the Plaintiffs, acting on behalf of and for the benefit of Settlement Class members, may elect within twenty (20) business days thereof to terminate this Agreement, rendering it having no force and effect whatsoever, null and void AB INITIO, and not admissible as evidence for any purpose in this or any other pending or future litigation (in any jurisdiction) involving Louisiana-Pacific or Settlement Class members, and Louisiana-Pacific shall retain the right to oppose class certification in accordance with Section
20.2. If Louisiana-Pacific elects to provide such relief to Settlement Class members pending the resolution of any such appeal, and the Settlement Date is never reached, Louisiana-Pacific retains the right to terminate this Agreement as provided for above in this paragraph.

         20.2 Notwithstanding any other provision of this Agreement, if this Agreement is terminated for any reason, Louisiana-Pacific agrees that the Plaintiffs may pursue claims associated with any Louisiana-Pacific Inner-Seal Siding by moving for class certification, and the appropriateness of the Plaintiffs to act as representative plaintiffs shall be based on their status as of the date of Preliminary Approval, even if one or more of the Plaintiffs' individual claims will thereafter have been paid under this Agreement. In that event, Louisiana-Pacific will not object to the addition or substitution of class representative Plaintiffs, but may oppose class certification on other grounds NUNC PRO TUNC without any prejudice whatsoever from either the existence of this Agreement or the fact that Louisiana-Pacific entered into this Agreement.

21.      MISCELLANEOUS PROVISIONS

         21.1 This Agreement, including all Exhibits attached hereto, shall constitute the entire Agreement among the Parties with regard to the subject of this Agreement and shall supersede any previous agreements and understandings between the parties with respect to the subject matter of this Agreement. This Agreement may not be changed, modified, or amended except in writing signed by all Parties, subject to Court approval.

         21.2 This Agreement shall be construed under and governed by the laws of the State of Florida.

         21.3 This Agreement may be executed by the Parties in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         21.4 This Agreement shall be binding upon and inure to the benefit of the Settlement Class, the Parties, and their representatives, heirs, successors, and assigns.

         21.5 The headings of the Sections of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect its construction. The decimal numbering of provisions herein is intended to designate sub-sections where applicable.

         21.6 Any notice, request, instruction, application for Court approval or application for Court orders sought in connection with this Agreement or other document to be given by any Party to any other Party shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, if to Louisiana-Pacific to the attention of its counsel and Class Counsel on behalf of Settlement Class members, or to other recipients as the Court may specify.

As of the date of this Agreement, the respective representatives are as follows:

George R. Miller, Esquire                   Walter S. McLin, III, Esquire
Post Office Box 687                         and Phillip S. Smith, Esquire
DeFuniak Springs, FL  32422-0687            McLin, Burnsed, Morrison,
Phone No. (904) 892-5153                      Johnson & Robuck, P.A.
Fax No. (904) 892-0432                      Post Office Box 491357
                                            Leesburg, FL  34749-1357
Robert M. Schick, Esquire                   Phone No. (904) 787-1241
Vinson & Elkins, L.L.P.                     Fax No. (904) 326-2608
2300 First City Tower                       or Fax No. (904) 787-4265
1001 Fannin Street
Houston, TX  77002-6760
Phone No. (713) 758-4582
Fax No. (713) 615-5528

         The above designated representatives may be changed from time to time by any Party upon giving notice to all other Parties in conformance with this
Section 22.6.

         21.7 References to or use of a masculine pronoun in this Agreement shall include the feminine. References to or use of a singular noun or pronoun in this Agreement shall include the plural, unless the context implies otherwise.

22.      ATTORNEYS' FEES

         22.1 Louisiana-Pacific shall pay the attorneys' fees and court costs of the Class Counsel. Louisiana-Pacific shall also pay its own attorneys' fees and court costs.

         22.2 Louisiana-Pacific shall pay to Class Counsel, attorneys' fees and costs as follows:

              a. Upon entry of an Order on Proposed Class Settlement and initial approval by the court, an amount of $200,000 to be paid for fees and costs.

              b. Upon entry of a Final Order accepting this Settlement Agreement after the fairness hearing and after the time for appeal has run with no appeal, an amount of $900,000 for fees and costs.

              c. On November 3, 1995, an amount of $425,000 for fees and costs, if no appeal.

              d. On November 3, 1996, an amount of $125,000 for fees and costs, if no appeal.

              e. On November 3, 1997, an amount of $125,000 for fees and costs, if no appeal.

              f. On November 3, 1998, an amount of $125,000 for fees and costs, if no appeal.

In the event of an appeal, if the Settlement Agreement is ultimately approved, the remaining $1,700,000 will be due and payable on demand as scheduled by Class Counsel.

         22.3 Each payment to Class Counsel by Louisiana-Pacific for fees and costs when paid to Class Counsel is unconditional and non-refundable.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date first above written on the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
a Delaware Corporation

By:  Ronald L. Paul /s/                              Date: MAY 31, 1995
     -------------------------------------------          -------------

     RONALD L. PAUL VICE PRESIDENT OF OPERATIONS
     -------------------------------------------
     (Printed name and title)

STATE OF TEXAS
COUNTY OF MONTGOMERY

         The foregoing instrument was acknowledged before me this 31 day of May, 1995, by Ronald L. Paul the Vice President-Operation of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

Linda L. Buckner /s/                                          [SEAL]
-----------------------------
(Signature of Notary Public)

Linda L. Buckner
-----------------------------
(Print Name of Notary Public)

###-##-####/3/001
-----------------------------
(Serial/Commission Number)

 X  Personally Known or ____ Produced ___________________________ as
identification.


Walter S. McLin, III /s/                 George R. Miller /s/
----------------------------             --------------------------------------
WALTER S. McLIN, III                     GEORGE R. MILLER
Florida Bar No. 053465                   Florida Bar No. 105201
PHILLIP S. SMITH                         Post Office Box 687
Florida Bar No. 0999040                  DeFuniak Springs, Florida  32422-0687
McLin, Burnsed, Morrison,                (904) 892-5153
  Johnson & Robuck, P.A.                 Attorney for Louisiana-Pacific
Post office Box 491357                   Corporation
Leesburg, Florida  34749-1357
(904) 787-1241                           Robert M. Schick /s/
CLASS COUNSEL                            -------------------------------------
                                         ROBERT M. SCHICK, of
                                         Vinson & Elkins, L.L.P.
                                         2300 First City Tower
                                         1001 Fannin Street
                                         Houston, Texas  77002-6760
                                         (713) 758-4582
                                         Attorneys for Louisiana-Pacific
                                         Corporation

               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

             Plaintiffs,                             CASE NO. 94-2458-CA-01

vs.                                                  DIVISION NO:  4

LOUISIANA-PACIFIC CORPORATION,                       CLASS REPRESENTATION
a Delaware Corporation, et al.

                Defendants.
____________________________________/

                       ORDER ON PROPOSED CLASS SETTLEMENT

         Plaintiffs and Defendant, Louisiana-Pacific Corporation having conditionally entered into a Settlement Agreement and having moved the Court for an order conditionally certifying the class and approving their agreement settling all issues in this action and it appearing that such settlement is in the interest of the parties and all members of the Class represented by Plaintiffs, it is

         ORDERED and ADJUDGED as follows:

1. CONDITIONAL CLASS CERTIFICATION. Civil Action No. 94-2458-CA-01, styled JEFFREY ANDERSON and ARMANDINA ANDERSON, his wife, et al. v. LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, et al., shall be maintained as a class action on behalf of the following class of plaintiffs:

         All persons and entities throughout the state of Florida who own real property which has Louisiana-Pacific Inner-Seal Siding as their exterior siding material on that real proeprty.
         The Class does not include the following:

         1. Property owners who have previously signed full releases of claims against Louisiana-Pacific and received compensation for all owned square footage of siding material;

         2. Property owners who have executed arbitration agreements with Louisiana-Pacific or have participated in arbitration with Louisiana-Pacific with respect to all owned square footage of exterior siding material;

                                    EXHIBIT A

         3. Property owners who are parties to lawsuits as of the date of filing, October 19, 1994, of the Class Action Petition; however, such property owners may choose to designate themselves affirmatively as members of the Class within 100 days after issuance of this notice.

         4. Property owners who have removed or replaced their L-P exterior siding with a product other than L-P exterior siding before the independent adjuster has had the opportunity to make the inspection on the proeprty as contemplated by the Settlement Agreement.

with respect to the following causes of action:

         Any claims for damages, injunctive relief, or any other claim, legal or equitable in nature under federal or state law premised upon an alleged defect or breach of warranty in connection with the design, manufacture, marketing, sale of, or representations regarding L-P Inner-Seal Siding, soffit, trim or facia.

Such certification is conditional upon the final approval by this Court after a hearing for fairness and acceptance of the Settlement Agreement.

2. TEMPORARY INJUNCTION. Pending the final fairness hearing before this court regarding the proposed settlement agreement, putative class members are enjoined from filing other class action lawsuits relating to the causes of action identified above. Further, any pending class action lawsuits in the state of Florida shall be abated pending the final fairness hearing.

3. CLASS REPRESENTATIVES; CLASS COUNSEL. JEFFREY ANDERSON and ARMANDINA ANDERSON, his wife; JOSEPH BALOGA and KATHLEEN M. BALOGA, his wife; STEVEN C. BELL and NANCY P. BELL, his wife; TIMOTHY N. BLACKSTONE and JULIE BLACKSTONE, his wife; DOUGLAS P. BOLOGNESE and JULIA P. BOLOGNESE, his wife; STEVEN M. BOWMAN and TERESA K. BOWMAN, his wife; WALTER BROWN and TERRY BROWN, his wife; ROBERT K. CARTER and LINDA L. WILLIAMS-CARTER, his wife; CHARLES B. COE and MARY COE, his wife; MARY E. COLLIER; JOE CRAWFORD and SUE A. CRAWFORD, his wife; JERRY KENDALL CURTIS and ALISON H. CURTIS, his WIFE; STEPHEN E. GODDARD and DONNA GODDARD, his wife; PHILIP G. GUILBEAULT and ROSEMARY GUILBEAULT, his wife; MARK HANSEN and LINDA HANSEN, his wife; MILTON O. HARRELL and PATSY A. HARRELL, his wife; LARRY HAYS and TINA HAYS, his wife; SUSAN JETER; DAVID R. JONES and LYNN L. JONES, his wife; JUNE N. JONES; PATRICK M. KANE and BRENDA E. KANE, his wife; ERNEST P. LaROCHE and BETTY LaROCHE, his wife; DENNIS G. LEACH and SEGUNDA
P. LEACH, his wife; PATRICIA LEUNG, STEVEN M. LEWIS and MICHELLE B. LEWIS, his wife; DONALD McEVER and SHARON McEVER, his wife; ARNOLD S. MILLER and PAMELA J. MILLER, his wife; JEFFREY B. MOORE and IRENE E. MOORE, his wife; DOUGLAS A. MORAN, JR. and ANNA A. MORAN, his wife; STEPHEN W. MOSAKOWSKI and LINDA K. MOSAKOWSKI, his wife; DONALD L. NICHOLSON and CAROLYN N. NICHOLSON, his wife; ROBERT A. PARKER and ROBIN L. PARKER, his wife; KEITH H.

PARTLOW and PAULA L. PARTLOW, his wife; LAWRENCE O'HARA PARTRIDGE and LORI ANNE PARTRIDGE, his wife; TIMOTHY ROOD and MERI BETH ROOD, his wife; ALAN G. SHIRLEY and DENISE SHIRLEY, his wife; DENNIS R. SMITH and LINDA L. SMITH, his wife; MIRIAM SMITH; RENEE M. SMITH; JACK W. STANLEY and GLENDA STANLEY, his wife; SUSAN M. STRIBY; STEVEN M. SUMERFELT and DARLENE L. SUMERFELT, his wife; BRAD TUBBS and MARY TUBBS, his wife; SCOTT T. WALKER and LISA JO WALKER, his wife; FRANK WASHBOURNE and LINDA WASHBOURNE, his wife; CURTIS D. WILLIAMS and RHONDA
F. WILLIAMS, his wife; LEE J. WITHINGTON; and DANIEL ZIMMER and CRYSTAL ZIMMER, his wife are designated as class representatives and Walter S. McLin, III, Esquire and Phillip S. Smith, Esquire, of McLin, Burnsed, Morrison, Johnson, & Robuck are designated as counsel for the Class.

4. EXCLUSION. Class members may exclude themselves from the class by filing with Class Counsel by _______, 1995, the form appended in the Notice (Attachment "A") or some other appropriate written indication that they request exclusion from the class. Class counsel shall receive and tabulate requests for exclusion and provide copies to counsel for L-P.

5. PROPOSED SETTLEMENT. The proposed Settlement between the Plaintiff Class and the Defendant, Louisiana-Pacific appears, upon preliminary review, to be within the range of reasonableness and accordingly shall be submitted to the Class Members for their consideration and for a hearing pursuant to Fla. R. Civ.
P. 1.220(e).

6. HEARING. A hearing shall be held in Court Room ____, in the Circuit Court of the Fifth Judicial District in and for Lake County, Florida at __:___ _.M. on ________, 1995, to consider whether the settlement should be given final approval.

                  (a) Objections by Class Members to the proposed settlement will be considered if filed in writing with the Clerk on or before ________, 1995.

                  (b) At the hearing, Class Members may be heard orally in support of or in opposition to the Settlement Agreement if by _______, 1995, a written notification of the desire to appear personally is filed with the Clerk, indicating (if in opposition to the settlement) briefly the nature of the objection.

                  (c) Counsel for the Class and for the Defendants should be prepared at the hearing to respond to objections filed by Class Members and to provide other information, as appropriate, bearing on whether or not the settlement should be approved.

7. NOTICE. The parties to the proposed settlement shall by _______, 1995 mail in the name of the Clerk by first class mail, postage prepaid, a notice in substantially the same form as attachment "A" to members of the class who can reasonably be identified by the parties through due diligence. Notice of the proposed settlement and rights of Class Members to object to the settlement shall also be given by publication by running a copy of the notice in the newspapers identifed in attachment "B" on each of three (3) separate occasions at least one (1) week apart beginning within ten (10) days of the date of this Order.

         DONE AND ORDERED in Tavares, Lake County, Florida this ____ day of _______, 1995.

                                                   _____________________________
                                                   JERRY T. LOCKETT
                                                   CIRCUIT JUDGE

Attachment:  "A" Notice
Attachment:  "B" List of newspapers for
                 Notice by Publication

                             CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true copy of the foregoing has been furnished by U.S. Mail to WALTER S. McLIN, III, ESQUIRE and PHILLIP S. SMITH, ESQUIRE, of McLin, Burnsed, Morrison, Johnson & Robuck, P.A., Post Office Box 491357, Leesburg, Florida 34749-1357; LOUISIANA-PACIFIC CORPORATION c/o GEORGE R. MILLER, ESQUIRE, Post Office Box 687, DeFuniak Springs, Florida 32422-0687 and ROBERT M. SCHICK, ESQUIRE, Vinson & Elkins, L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas 77002-6760; and PALM VISTA HOMES c/o THEODORE D. ESTES, ESQUIRE, Warlick, Fassett, Divine & Anthony, P.A., 14 E. Washington Street, Suite 500, Post Office Box 3387, Orlando, Florida 32802-3387, this ___ day of June, 1995.

                                                   _____________________________
                                                   JUDICIAL ASSISTANT

               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

         Plaintiffs,                                 CASE NO. 94-2458-CA-01

vs.                                                  DIVISION NO.: 4

LOUISIANA-PACIFIC CORPORATION,                       CLASS REPRESENTATION
A Delaware Corporation, et. al.

                    Defendants.

                                          REQUEST FOR EXCLUSION

                                      Read the Enclosed Legal Notice
                                  Carefully Before Filling Out This Form

The undersigned does NOT with to remain a member of the Plaintiff class certified in the case of JEFFREY ANDERSON and ARMANDINA ANDERSON, his wife, et al. V. LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, et al., in the Circuit Court of the Fifth Judicial Circuit in and for Lake County, Florida. I/We understand that by making this request, I/We will not be eligible to participate in the settlement reached in this case.

                                    Date:_______________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________
                                    (Print Name and Address)
                                    ____________________________________________
                                    (Signature)
                                    ____________________________________________
                                    (Print Name of Additional owner if any)
                                    ____________________________________________
                                    (Signature of Additional owner if any)

If you want to exclude yourself from the class, you must fill in and return this form by mailing on or before ____________________, 1995, to:

                                      Class Counsel
                                      McLin, Bursed, Morrison, Johnson & Robuck
                                      P. O. Box 491357
                                      Leesburg, FL  34749-1357

A separate request for exclusion should be completed and timely mailed for each entity electing to be excluded form the class.

                  LIST OF NEWSPAPERS FOR NOTICE OF PUBLICATION


1.       Tallahassee Democrat
2.       Jacksonville Times Union
3.       Orlando Sentinel
4.       Tampa Tribune
5.       Palm Beach Post
6.       Miami Herald
7.       Ft. Myers Press
8.       Gainesville Sun
9.       Ft. Walton Beach NW Florida News
10.      Pensacola News Journal
11.      Panama City News-Herald
12.      St. Petersburg Times


                                    EXHIBIT B

                                GUIDELINES AND INSTRUCTIONS FOR FIELD INSPECTORS

         The purpose of these instructions and guidelines are to inform the field inspectors of the procedures to follow while carrying out the terms of the Louisiana-Pacific Settlement Agreement. The field inspectors are instructed to apply the formula of the settlement agreement on a consistent basis throughout the state of Florida. To promote uniformity, the field inspectors will observe the following instructions:

1. The Field Inspector must first diagram the property on the appropriate page of the form. this diagram need not be made to scale but is simply to indicate which side of the structure had damage. The Field Inspector should also indicate which side represents North, South, East and West.

2. The Field Inspector must determine the amount of damaged siding on the property. This measurement will be recorded on the form and the location of the damaged siding will be noted on the Diagram. No reduction for footage will be made for windows or doors in the damaged area. Additionally, if a side of the structure has any damage, then such side will be deemed to have a minimum of thirty-two (32) square feet of damage to that side. With regards to 4' X 8' panels, if a panel is damaged, the entire panel will be included as damaged square footage to be replaced. If undamaged siding must be removed in order to replace damaged siding and such undamaged siding cannot be reused by the installer, then this siding will also be deemed damaged siding.

3. The Field Inspector will then inspect the structure for contributing causes of damage to the siding. The first category of contributing causes will be the seven design/ construction/ installation causes as listed on page 2 of the Field inspection and Evaluation Form. The Inspector will calculate the percentage deduction, if any, attributable to defects in design/ construction/ and installation as listed on page 2 of the Form. The percentage deduction shall be calculated to apply only to the damaged area which specifically resulted from that design defect caused by the design/ construction/ installation defect. The maximum deduction for this category of deductions cannot exceed 75% (i.e. if the siding is less than 6 inches to grade or landscaping but this defect only resulted in damage to 200 of the 400 square feet of damaged siding on that side of the house, then the maximum deduction for the 6 inches to grade defect would be 75% of the 200 square feet of damaged siding because the other 200 square feet were damaged by another cause.)

4. The same criteria applies to deductions resulting from the second category of deductions which are Owner Maintenance problems. The Field Inspector is to review the four causes on page 3 and determine what percentage, if any, should be deducted as a result of faulty Owner Maintenance. The deductions will be taken and calculated as described in paragraph 3 above.


                                    EXHIBIT C

5. However, the total deduction for a given area cannot exceed 75 percent for the combined causes of design/ construction/ installation and owner maintenance.

6. The Inspector then calculates the percentage deduction for the age of the home. The age calculations are as follows: 0-3 years = 0% deduction, then 5% per year beginning in the 37th month. This calculation will also be made per side because some of the siding may have been installed at a different time than other siding.

7. After all deductions have been calculated, page four (4) should be completed by the Inspector to arrive at the net settlement in dollars $ to be paid to the claimant. The Form will then be promptly forwarded to the Settlement facility by the inspector where the information can be input into the computer system.

FIELD INSPECTION AND EVALUATION FORM

  Customer Name:          _______________
  Inspection Date:        _______________       Inspector:      _______________
  Inspection Time:        _______________       Date Installed: _______________
  Present for Inspection: _______________       Stories:        _______________
  L-P Product Confirmed:  YES____ NO ____
  L-P Product Grade:      _______________


                                      CALCULATIONS OF DAMAGED SIDING

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Location               Front (S1)       Right (S2)        Rear (S3)       Left (S4)       Other (O1)       Other (O2)
-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Product Type           Panel/Lap        Panel/Lap        Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Size (8", 10", 12")

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Total Square
Footage

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Thickness >.560

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Moisture Cont. >28%

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Other Damage
(Specify)

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------
Total Damaged
Footage*

-------------------- ---------------- ---------------- ---------------- --------------- ---------------- ---------------

    *Adjuster should include square footage for normal size windows, doors or other cutouts that are in the damaged area.

COMMENTS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                   FIELD INSPECTION AND EVALUATION FROM

DESIGN/CONSTRUCTION/INSTALLATION            DEDUCTION %

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Location               Front (S1)      Right (S2)       Rear (S3)       Left (S4)       Other (O1)       Other (O2)
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Product Type           Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

1. Less than 6"
clearance to grade
or landscaping

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
2.  Less than
3/16" gap where
required

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
3. Less than 2"
clearance between
siding and roof or
chimney

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
4. Siding in
contact with
masonry and/or
concrete

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
5. Less than 2
mils paint on
face and/or
bottom edges

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
6. Improper/ lack
of flashing,
on windows,
doors, ledges,
bands or eave

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
7.  Improper
caulking or
nailing (must be
blind nailed after
2/91)

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
TOTAL %
BUILDER
DEDUCTION

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------


COMMENTS:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                   FIELD INSPECTION AND EVALUATION FROM

OWNER MAINTENANCE          DEDUCTION %

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Location               Front (S1)      Right (S2)       Rear (S3)       Left (S4)       Other (O1)       Other (O2)
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Product Type           Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

1. Painting
or Caulking
failure

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
2. Clogged
or leaking gutters

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
3. Sprinkler
overspray

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
4. Plants in
direct contact
with  siding
TOTAL % HOMEOWNER
DEDUCTION

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
TOTAL %
BUILDER
DEDUCTION
From Page 2 .

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
TOTAL % DED.
HOMEOWNER AND
BUILDER (Cannot
Exceed 75%)

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
* DEDUCTION  %
FOR AGE

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
TOTAL % ALL
DEDUCTION BY
AREA OR SIDE

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

* Age Calculations:  0-3 yrs = 0% then 5% per year beginning in the 37th month.

COMMENTS:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                      FIELD INSPECTION AND EVALUATION FROM

                             SETTLEMENT CALCULATIONS

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Location               Front (S1)      Right (S2)       Rear (S3)       Left (S4)       Other (O1)       Other (O2)
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Product Type           Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap        Panel/Lap       Panel/Lap
-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

Damaged Sq/Ft.
From Page 1.

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Times Means
Replacement
Cost

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Total Gross
Settlement ($)

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

Total % Deduct
From Page 3.

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Total $
Deductions

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------
Net Settlement
($) per side

-------------------- --------------- --------------- ---------------- --------------- ---------------- ---------------

                           TOTAL NET SETTLEMENT $
                                                 ------------------------------
COMMENTS:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      FIELD INSPECTION AND EVALUATION FROM

                    [grid paper for diagram of property here]



COMMENTS:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

             Plaintiffs,                        CASE NO. 94-2458-CA-01

vs.                                             DIVISION NO: 4

LOUISIANA-PACIFIC CORPORATION,                  CLASS REPRESENTATION
a Delaware Corporation, et al.

             Defendants.
____________________________________/

                                    RELEASE

         In consideration of the payment of $________________ made by Louisiana-Pacific Corporation ("L-P") to _________________________ and _________________________ ("Releasors"), pursuant to the Settlement Agreement reached in the above-styled action, Releasors release and forever discharge L-P including any and all of its predecessors, successors, parents, subsidiaries, divisions, departments, affiliates and insurers and any and all of its past, present and future officers, directors, stockholders, partners, agents, employees, servants, subrogees, assigns and their respective insurers ("Releasees") from any existing and future actions, claims, and demands for liability or expenses arising out of L-P's acts or omissions relating to the design, manufacture, marketing or sale of L-P Inner-Seal Siding, soffit, trim, or facia on a structure located at _________________________ in the city of _______________. This Release only applies to the amount of siding found to be damaged by the independent

                                    EXHIBIT D

adjuster as noted on the Field Inspection and Evaluation Form and compensated for by L-P. All other siding not compensated for will continue to be eligible for compensation pursuant to the terms of the Settlement Agreement.

         Releasors agree to indemnify and hold harmless, L-P against any loss or expense, exclusive of court costs and attorneys' fees incurred by Louisiana-Pacific in defense of a claim by any third party resulting from any further claim, demand or action that may be brought by any other party arising out of L-P's acts or omissions relating to the design, manufacture, marketing, and sale of L-P's Inner-Seal siding, soffit, trim, or facia on such premises specifically including but not limited to third party claims and claims brought by class members' contractors and subcontractors.

         Releasors certify they own legal and beneficial title to the premises and the above products; that the Releasors are authorized to enter into this Release Agreement; that they have carefully read this document and understand its terms, conditions and effects. Releasors further certify that they have not previously been paid compensation by L-P on this specific siding material.


__________________________________                ___________________________

__________________________________                ___________________________
(Releasor's name - printed)                       (Releasor's name - printed)

__________________________________                ___________________________
(Date)                                            (Date)

               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

               Plaintiffs,                        CASE NO. 94-2458-CA-01

vs.                                               DIVISION NO: 4

LOUISIANA-PACIFIC CORPORATION,                    CLASS REPRESENTATION
a Delaware Corporation, et. al.

               Defendants.

                              REQUEST FOR EXCLUSION

                         Read the Enclosed Legal Notice
                     Carefully Before Filling Out This Form

The undersigned does NOT with to remain a member of the Plaintiff class certified in the case of JEFFREY ANDERSON and ARMANDINA ANDERSON, his wife, et al. vs. LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, et al., in the Circuit Court of the Fifth Judicial Circuit in and for Lake County, Florida. I/We understand that by making this request, I/We will not be eligible to participate in the settlement reached in this case.

                                       Date: _________________________________

                                       _______________________________________

                                       _______________________________________

                                       _______________________________________
                                       (Print Name and Address)

                                       _______________________________________
                                       (Signature)

                                       _______________________________________
                                       (Print Name of Additional Owner if any)

                                       _______________________________________
                                       (Signature of Additional Owner if any)


                                    EXHIBIT E

If you want to exclude yourself from the class, you must fill in and return this form by mailing on or before ____________________, 1995, to:

                                       Class Counsel
                                       McLin, Bursed, Morrison, Johnson & Robuck
                                       P. O. Box 491357
                                       Leesburg, FL  34749-1357

A separate request for exclusion should be completed and timely mailed for each entity electing to be excluded form the class.

               IN THE CIRCUIT COURT OF THE FIFTH JUDICIAL CIRCUIT
                         IN AND FOR LAKE COUNTY, FLORIDA

JEFFREY ANDERSON and ARMANDINA
ANDERSON, his wife, et al.

             Plaintiffs,                        CASE NO. 94-2458-CA-01

vs.                                             DIVISION NO: 4

LOUISIANA-PACIFIC CORPORATION,                  CLASS REPRESENTATION
a Delaware Corporation, et al.

              Defendants.
____________________________________/

                  NOTICE OF PENDENCY OF CLASS ACTION, PROPOSED
                SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

TO: ALL INDIVIDUALS OR ENTITIES THROUGHOUT THE STATE OF FLORIDA WHO OWN REAL PROPERTY WHICH HAS LOUISIANA-PACIFIC INNER-SEAL SIDING AS ITS EXTERIOR SIDING MATERIAL ON THAT REAL PROPERTY. ("THE CLASS") DO NOT BE ALARMED. YOU HAVE NOT BEEN SUED.

                       THIS NOTICE MAY AFFECT YOUR RIGHTS.
                             PLEASE READ CAREFULLY.

         Si usted desea obtener una copia de este documento legal en Espanol, favor de actuar immediatamente y escribir a "Class Counsel, McLin, Burnsed, Morrison, Johnson & Robuck, P.A., Post Office Box 491357, Leesburg, Florida 34749-1357."

                             PURPOSE OF THIS NOTICE

         This Notice is given pursuant to an Order of the Circuit Court of the State of Florida, Lake County, in accordance with Fla. R. Civ. P. 1.220(e). This notice is to tell you about (i) the pendency of the above styled class action lawsuit; (ii) the conditional certification for settlement purposes only of the above-referenced Class, of which you are or may be a member; (iii) a proposed settlement of the class action relating to the Defendant, LOUISIANA-PACIFIC; and
(iv) a hearing by the Court on ____________________, 1995, to consider the fairness, reasonableness and adequacy of the proposed settlement as a result of which you may be eligible

                                   EXHIBIT F


to receive a sum of money. This lawsuit was brought on behalf of certain property owners who have an exterior siding material manufactured by LOUISIANA-PACIFIC known as INNER-SEAL siding or Oriented Strand Board (OSB). You may be such a property owner.

         The Plaintiff property owners (the people bringing the lawsuit) charge that LOUISIANA-PACIFIC manufactured and sold a defective product known as INNER-SEAL Siding or Oriented Strand Board. The Plaintiffs assert that the product has prematurely deteriorated on their homes or apartments and has not performed as warranted. As a result, the Plaintiffs claim that they are legally entitled to be compensated for the damages that they have incurred. The Defendant, LOUISIANA-PACIFIC, denies these claims and charges.

         The Court has not ruled on the merits of the Plaintiffs' charges or on the denials and other defenses made by L-P. The purpose of this notice is to advise you (who have been identified as possibly such a property owner) of these proceedings, including a proposed settlement of the case, the potential effect on your rights, and notice of the upcoming hearing relating to the fairness and reasonableness of the Settlement Agreement.

                               CLASS ACTION RULING

         The Court has conditionally ruled that this lawsuit may be maintained as a claim for damages not only by the individuals named in the complaint, but also on behalf of a Class consisting of certain other property owners of L-P exterior siding. The Court has named JEFFREY ANDERSON and ARMANDINA ANDERSON, his wife; JOSEPH BALOGA and KATHLEEN M. BALOGA, his wife; STEVEN C. BELL and NANCY P. BELL, his wife; TIMOTHY N. BLACKSTONE and JULIE BLACKSTONE, his wife; DOUGLAS P. BOLOGNESE and JULIA P. BOLOGNESE, his wife; STEVEN M. BOWMAN and TERESA K. BOWMAN, his wife; WALTER BROWN and TERRY BROWN, his wife; ROBERT K. CARTER and LINDA L. WILLIAMS-CARTER, his wife; CHARLES B. COE and MARY COE, his wife; MARY E. COLLIER; JOE CRAWFORD and SUE A. CRAWFORD, his wife; JERRY KENDALL CURTIS and ALISON H. CURTIN, his wife; STEPHEN E. GODDARD and DONNA GODDARD, his wife, PHILIP G. GUILBEAULT and ROSEMARY GUILBEAULT, his wife, MARK HANSEN and LINDA HANSEN, his wife; MILTON O. HARRELL and PATSY A. HARRELL, his wife; LARRY HAYS and TINA HAYS, his wife; SUSAN JETER; DAVID R. JONES and LYNN L. JONES, his wife; JUNE N. JONES; PATRICK M. KANE and BRENDA E. KANE, his wife; ERNEST P. LaROCHE and BETTY LaROCHE, his wife; DENNIS G. LEACH and SEGUNDA P. LEACH, his wife; PATRICIA LEUNG; STEVEN M. LEWIS and MICHELLE B. LEWIS, his wife; DONALD McEVER and SHARON McEVER, his wife; ARNOLD S. MILLER and PAMELA J. MILLER, his wife; JEFFREY B. MOORE and IRENE E. MOORE, his wife; WILLIAM G. MOORE and LYDIA
I. MOORE, his wife; DOUGLAS A. MORAN, JR. and ANNA A. MORAN, his wife; STEPHEN
W. MOSAKOWSKI and LINDA K. MOSAKOWSKI, his wife; DONALD L. NICHOLSON and CAROLYN
N. NICHOLSON, his wife; ROBERT A. PARKER and ROBIN L. PARKER, his wife; KEITH H. PARTLOW and PAULA L. PARTLOW, his wife; LAWRENCE O'HARA PARTRIDGE and LORI ANNE PARTRIDGE, his wife; TIMOTHY ROOD and MERI BETH ROOD, his wife; ALAN G. SHIRLEY and DENISE SHIRLEY, his wife; DENNIS R. SMITH and LINDA L. SMITH, his wife; MIRIAM SMITH; RENEE M. SMITH; JACK W. STANLEY and GLENDA STANLEY, his wife; SUSAN M. STRIBY; STEVEN M. SUMERFELT and DARLENE L. SUMERFELT, his wife; BRAD TUBBS and MARY TUBBS, his wife; SCOTT T. WALKER and LISA JO WALKER, his wife; FRANK WASHBOURNE and LINDA WASHBOURNE, his wife; CURTIS D. WILLIAMS and RHONDA F. WILLIAMS, his wife; LEE J. WITHINGTON; and DANIEL ZIMMER and CRYSTAL ZIMMER, his wife as class representatives and their attorneys, Walter S. McLin, III, Esquire and Phillip S. Smith, Esquire, of McLin, Burnsed, Morrison, Johnson & Robuck as counsel for the Class. The Class consists of those persons and entities throughout the state of Florida who own real property which has LOUISIANA-PACIFIC INNER-SEAL siding as its exterior siding material on that real property. The Class does not include the following:

         1. Property owners who have previously signed full releases of claims against LOUISIANA-PACIFIC and received compensation for all owned square footage of siding material;

         2. Property owners who have executed arbitration agreements with LOUISIANA-PACIFIC or have participated in arbitration with LOUISIANA-PACIFIC with respect to all owned square footage of exterior siding material;

         3. Property owners who are parties to lawsuits as of the date of filing, October 19, 1994, of the Class Action Petition; however, such property owners may choose to designate themselves affirmatively as members of the Class within 100 days after issuance of this notice.

         4. Property owners who have removed or replaced their L-P exterior siding with a product other than L-P exterior siding before the independent adjuster has had the opportunity to make the inspection on the property as contemplated by the Settlement Agreement.

The conditional ruling is contingent on the Court ultimately approving the proposed Settlement Agreement after the hearing on the fairness and reasonableness of such settlement.

                          TERMS OF PROPOSED SETTLEMENT

         Subject to Court approval, the named Plaintiffs and the Defendant, LOUISIANA-PACIFIC, have agreed on a settlement of this case under which LOUISIANA-PACIFIC will pay to the Class Members (who do not timely elect to exclude themselves from the Class) compensation based on an independent inspection and examination of each property by an independent adjuster. Under the proposed Settlement Agreement, a class member wishing to make a claim will be able to call a 1-800 number in order to begin the settlement process.

         The independent adjuster will calculate the square footage of damaged siding and multiply the square footage times the cost per square foot necessary to completely replace all of the damaged siding as calculated from the Means Data Construction figures for the state of Florida. From that calculation, the independent adjuster will make deductions for improper design/installation by the builder and improper maintenance by the property owner. Additionally, a deduction will be made on the basis of 5% per year for any property over 3 years old. The adjuster will then calculate the amount owed to the Class Member by LOUISIANA-PACIFIC and will forward to LOUISIANA-PACIFIC the inspection report together will all calculations.

         LOUISIANA-PACIFIC will then forward to Class Counsel within thirty (30) days, the settlement check in the calculated amount. Class Counsel will obtain a written release from the class member and promptly deliver LOUISIANA-PACIFIC's settlement check to the Class Member. Under the proposed Settlement Agreement, the Defendant, LOUISIANA-PACIFIC, will extend the period in which a class member can make a claim for up to 5 years from the date of the Court's Final Order accepting the Settlement Agreement. LOUISIANA-PACIFIC will pay the attorney's fees and expenses of Class Counsel independent of payments to the class in the amount of $_____________________ subject to approval by the Court. In addition, LOUISIANA-PACIFIC will pay an amount to the named plaintiffs as compensation for the expenses and efforts relating to the participation in this lawsuit.

         LOUISIANA-PACIFIC does not admit any wrong doing or liability on its part; the proposed Settlement Agreement with LOUISIANA-PACIFIC is a compromise of disputed claims and does not mean that it is liable for the charges made by the Plaintiffs. If approved, the Settlement will discharge LOUISIANA-PACIFIC from any further liability to the Class Members for the conduct alleged by the Plaintiffs except as provided for in the Settlement Agreement.

                            ELECTION BY CLASS MEMBERS

         If you fit the above-description of a Class Member, you have a choice whether to remain a member of the Class on whose behalf this suit is being maintained. Either choice will have its consequences, which you should understand before making your decision. If you want to be excluded from the Class, you must complete the enclosed form ("Request for Exclusion") and return it to "Class Counsel, McBin, Burnsed, Morrison, Johnson & Robuck, P.A., Post Office Box 491357, Leesburg, Florida 34749-1357," by mail, postmarked no later than _____________, 199___. By making this election to be excluded, (1) you will not share in any recovery that might be paid to property owners as a result of trial or settlement of this lawsuit; (2) you will not be bound by any decision in this lawsuit favorable to the Defendant, LOUISIANA-PACIFIC; and (3) you may present any claims you have against Defendant, LOUISIANA-PACIFIC, by filing your own lawsuit; or (4) you may seek to intervene in this lawsuit.

         If you want to remain a member of the Class, you should not file the "Request for Exclusion" and are not required to do anything at this time. By remaining a Class Member, any claims against the Defendant, LOUISIANA-PACIFIC, for damages arising from the Defendant, LOUISIANA-

PACIFIC's defective products as alleged by the Class representatives will be determined in this case and cannot be presented in any other lawsuit.

RIGHTS AND OBLIGATIONS OF CLASS MEMBERS

         If you remain a member of the Class:

         1. The named Plaintiffs and their attorneys will act as your representatives and counsel for the presentation of the charges against the Defendant. If you desire, you may appear by your own attorney. You may also seek to intervene individually and may advise the Court if at any time you consider that you are not being fairly and adequately represented by the named Plaintiffs or their attorneys.

         2. Your participation in the recovery which may be obtained from the Defendant LOUISIANA-PACIFIC through settlement will depend upon the Court's final approval of the Settlement Agreement and your ultimately signing a release in favor of LOUISIANA-PACIFIC.

         3. You may be required as a condition to participating in the settlement to present evidence respecting the damage to your property. You should therefore preserve invoices, pictures, records or other evidence of the damages to your property.\

         4. You will be requested to notify Class Counsel of any corrections or changes in your name or address so that additional information will be forwarded to you.

                               SETTLEMENT HEARING

         The Court will hold a hearing in court room __________, in the Circuit Court of the Fifth Judicial Circuit in and for Lake County, Florida, Lake County Judicial Center in Tavares, Florida, at _______ _.M. on _____________________, the ______ day of _________________, 199__, to determine whether, as recommended by both Class Counsel and the Class Representatives, it should approve the proposed Settlement Agreement.

         Objections to the proposed Settlement Agreement by Class Members (who do not timely elect to exclude themselves from the Class) will be considered by the Court, but only if such objections are filed in writing with the Clerk by mail postmarked before _________________, 199__. Attendance at the hearing is not necessary; however, Class Members wishing to be heard orally in opposition to the proposed Settlement Agreement should indicate, in their written objection, their intention to appear at the hearing.

         Class Members who support the proposed Settlement Agreement do not need to appear at the hearing or take any other action to indicate their approval.

                               FURTHER PROCEEDINGS

         If the Settlement is approved by the Court, procedures will be established to effectuate the terms of the Settlement Agreement. Class Counsel believes that, unless delayed by appeals or unforseen events, the settlement process may begin by __________________, 1995. You should preserve records, pictures, invoices of siding purchases and obtain a Certificate of Occupancy to establish the installation date of your LOUISIANA-PACIFIC siding.

         If the Settlement is not approved, the case will continue to be prepared for trial or other judicial resolution of the claims and defenses and the conditional certification will cease. The case is not expected to be ready for trial before ____________________, 199__, as substantial discovery remains to be conducted. Depending upon the results of the trial, further proceedings may be necessary before the case is finally resolved.

                             ADDITIONAL INFORMATION

         Any questions you have about the matters contained in this Notice, and any corrections or changes of name or address should NOT be made to the Court but should be directed in writing to Class Counsel, McLin, Burnsed, Morrison, Johnson & Robuck, P.A., Post Office Box 491357, Leesburg, Florida 34749-1357. If you decide to remain a member of the Class and wich to communicate with Class Counsel as your attorney in this litigation, you may do so by writing to Class Counsel, Walter S. McLin, III, Esquire and/or Phillip S. Smith, Esquire, of McLin, Burnsed, Morrison, Johnson & Robuck, P.A., Post Office Box 491357, Leesburg, Florida 34749-1357.

         You may of course seek the advice and guidance of your own attorney if you desire. The pleadings and other records in this litigation, including a complete copy of the proposed Settlement Agreement, may be examined and copied at any time during regular office hours at the office of the Lake County Clerk of Court, Lake County Judicial Center, 550 West Main Street, Tavares, Florida.

                                    REMINDERS

         IF YOU WISH TO BE EXCLUDED FROM THE CLASS ON WHOSE BEHALF THIS ACTION IS BEING MAINTAINED, RETURN THE COMPLETED "REQUEST FOR EXCLUSION" TO CLASS COUNSEL BY MAIL POSTMARKED BEFORE ___________________, 1995.

         IF YOU WISH TO REMAIN A MEMBER OF THE CLASS BUT WANT TO OBJECT TO THE PROPOSED SETTLEMENT, FILE YOUR WRITTEN OBJECTION WITH THE CLERK OF THE COURT BY MAIL POSTMARKED BEFORE ___________________, 1995. INCLUDE ANY REQUEST TO BE HEARD ORALLY AT THE HEARING.

         Dated this ______ day of ______________________, 1995.



                                             ___________________________________
                                             Clerk of the Court

Enclosure:  Request for Exclusion

                  AMENDMENT TO SETTLEMENT AGREEMENT - NUMBER 1

         Paragraph 8.2 on page 14 of the Settlement Agreement will be amended and replaced by paragraph 8.2 as stated below:

         8.2 Each independent adjuster will be required to attend a training session presented jointly by Class Counsel and Louisiana-Pacific.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by:  /s/ D. R. Kayser                         Date:    AUGUST 9, 1995
    --------------------------------------          ----------------------------

    D. R. KAYSER, CHIEF EXECUTIVE OFFICER
    --------------------------------------
          (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

         The foregoing instrument was acknowledged before me this 9th day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

 /s/ Sara Welliver                                       [SEAL]
------------------------------------------
(Signature of Notary Public)

Sara Welliver
------------------------------------------
(Print Name of Notary Public)

A026228
------------------------------------------
(Serial/Commission Number)

   X    Personally Known or Produced ____________________as identification.
-------

 /s/ Walter S. McLin, III                   /s/ George R. Miller
--------------------------------------     -------------------------------------
WALTER S. McLIN, III                       GEORGE R. MILLER
Florida Bar No. 053465                     Florida Bar No. 105201
PHILLIP S. SMITH                           Post Office Box 687
Florida Bar No. 0999040                    DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison                   (904) 892-5153
Johnson & Robuck, P.A.                     Attorney for Louisiana-Pacific
Post Office Box 491357                     Corporation
Leesburg, Florida 34749-1357
(904) 787-1241
CLASS COUNSEL
                                            /s/ Robert M. Schick
                                           -------------------------------------
                                           ROBERT M. SCHICK, of
                                           Vinson & Elkins, L.L.P.
                                           2300 First City Tower
                                           1001 Fannin Street
                                           Houston, Texas 77002-6760
                                           (713) 758-4582
                                           Attorneys for Louisiana-Pacific
                                           Corporation

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by:  /s/ D. R. Kayser                                 Date:    August 9, 1995
    ------------------------------------------               -------------------

      D. R. Kayser, Chief Executive Officer
    ------------------------------------------
              (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

The foregoing instrument was acknowledged before me this 9th day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

 /s/ Sara Welliver                                        [SEAL]
----------------------------------------------
(Signature of Notary Public)

Sara Welliver
----------------------------------------------
(Print Name of Notary Public)

A026228
----------------------------------------------
(Serial/Commission Number)

   X    Personally Known or Produced __________________as identification.
-------

 /s/ Walter S. McLin, III                   /s/ George R. Miller
-----------------------------------        ------------------------------------
WALTER S. McLIN, III                       GEORGE R. MILLER
Florida Bar No. 053465                     Florida Bar No. 105201
PHILLIP S. SMITH                           Post Office Box 687
Florida Bar No. 0999040                    DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison                   (904) 892-5153
   Johnson & Robuck, P.A.                  Attorney for Louisiana-Pacific
Post Office Box 491357                     Corporation
Leesburg, Florida 34749-1357
(904) 787-1241
CLASS COUNSEL
                                            /s/ Robert M. Schick
                                           ------------------------------------
                                           ROBERT M. SCHICK, of
                                           Vinson & Elkins, L.L.P.
                                           2300 First City Tower
                                           1001 Fannin Street
                                           Houston, Texas 77002-6760

                                           (713) 758-4582
                                           Attorneys for Louisiana-Pacific
                                           Corporation





                  AMENDMENT TO SETTLEMENT AGREEMENT - NUMBER 3

         Paragraphs 15.1 and 15.2 on page 20 shall be deleted and the new paragraphs 15.1 and 15.2 below shall be inserted in its place.

         15.1 The Parties shall request that the Court enter an order barring and prohibiting the commencement and prosecution of any claim or action by any Class Member against Louisiana-Pacific, including but not limited to, any negligence, breach of warranty, breach of contract, misrepresentation, contribution, indemnity, and/or subrogation claims (except subrogation claims explicitly preserved under Section 13), seeking reimbursement for payments made or to be made to any Settlement Class member for claims relating to Louisiana-Pacific Inner-Seal Siding. Louisiana-Pacific shall be entitled to dismissal with prejudice of any such claim against it which violate or are inconsistent with this bar.

         15.2 Any Settlement Class member making a claim against a Third Party (other than that Settlement Class member's insurance carrier) for what would be a Settled Claim if asserted against Louisiana-Pacific, shall indemnify and hold harmless Louisiana-Pacific from any claim of contribution or indemnity asserted by such Third party against Louisiana-Pacific. Provided that, the Settlement Class member will not be liable for attorney's fees or costs incurred by Louisiana- Pacific in defense of a claim by a third party.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by: /s/ D. R. Kayser                              Date:    August 9, 1995
    ---------------------------------------             ------------------------

    D. R. Kayser, Chief Executive Officer
    ---------------------------------------
            (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

         The foregoing instrument was acknowledged before me this 9th day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

/s/ Sara Welliver                                          [SEAL]
--------------------------------------
(Signature of Notary Public)


Sara Welliver
--------------------------------------
(Print Name of Notary Public)

A026228
--------------------------------------
(Serial/Commission Number)

  X  Personally Known or Produced ____________________as identification.
-----

/s/ Walter S. McLin, III                     /s/ George R. Miller
---------------------------------           ------------------------------------
WALTER S. McLIN, III                        GEORGE R. MILLER
Florida Bar No. 053465                      Florida Bar No. 105201
PHILLIP S. SMITH                            Post Office Box 687
Florida Bar No. 0999040                     DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison                    (904) 892-5153
Johnson & Robuck, P.A.                      Attorney for Louisiana-Pacific
Post Office Box 491357                      Corporation
Leesburg, Florida 34749-1357
(904) 787-1241
CLASS COUNSEL
                                             /s/ Robert M. Schick
                                            ------------------------------------
                                            ROBERT M. SCHICK, of
                                            Vinson & Elkins, L.L.P.
                                            2300 First City Tower
                                            1001 Fannin Street
                                            Houston, Texas 77002-6760
                                            (713) 758-4582
                                            Attorneys for Louisiana-Pacific
                                            Corporation

                  AMENDMENT TO SETTLEMENT AGREEMENT - NUMBER 4

          FIELD INSPECTION AND EVALUATION FORM AMENDMENT - EXHIBIT "C"

         Delete Item 4 under Owner Maintenance on page 3. The parties agree that no deduction shall be taken under the category of Owner Maintenance for plants in direct contact with the siding.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by:  /s/ D. R. Kayser                            Date:     August 9, 1995
    ---------------------------------------            -------------------------

    D. R. Kayser, Chief Executive Officer
    ---------------------------------------
            (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

         The foregoing instrument was acknowledged before me this 9th day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

/s/ Sara Welliver                                             [SEAL]
-------------------------------------------
(Signature of Notary Public)

Sara Welliver
-------------------------------------------
(Print Name of Notary Public)

A026228
-------------------------------------------
(Serial/Commission Number)

   X    Personally Known or Produced _________________ as identification.
-------

/s/ Walter S. McLin, III                    /s/ George R. Miller
------------------------------------        ------------------------------------
WALTER S. McLIN, III                        GEORGE R. MILLER
Florida Bar No. 053465                      Florida Bar No. 105201
PHILLIP S. SMITH                            Post Office Box 687
Florida Bar No. 0999040                     DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison                    (904) 892-5153
 Johnson & Robuck, P.A.                     Attorney for Louisiana-Pacific
Post Office Box 491357                      Corporation
Leesburg, Florida 34749-1357
(904) 787-1241                              /s/ Robert M. Schick
CLASS COUNSEL                               ------------------------------------
                                            ROBERT M. SCHICK, of
                                            Vinson & Elkins, L.L.P.
                                            2300 First City Tower
                                            1001 Fannin Street
                                            Houston, Texas 77002-6760
                                            (713) 758-4582
                                            Attorneys for Louisiana-Pacific
                                            Corporation

                  AMENDMENT TO SETTLEMENT AGREEMENT - NUMBER 5

          FIELD INSPECTION AND EVALUATION FORM AMENDMENT - EXHIBIT "C"

         Delete Item 3 under Owner Maintenance on page 3. The parties agree that no deduction shall be taken under the category of Owner Maintenance for sprinkler overspray.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by: /s/ D. R. KAYSER                               Date:      August 9, 1995
    ---------------------------------------             ------------------------

    D. R. Kayser, Chief Executive Officer
    ---------------------------------------
            (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

         The foregoing instrument was acknowledged before me this 9th day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

/s/ Sara Welliver                                            [SEAL]
--------------------------------------
(Signature of Notary Public)

Sara Welliver
--------------------------------------
(Print Name of Notary Public)

A026228
--------------------------------------
(Serial/Commission Number)

     X    Personally Known or Produced                        as identification.
---------                             ------------------------

/s/ Walter S. McLin, III               /s/ George R. Miller
---------------------------------      ---------------------------------------
WALTER S. McLIN, III                   GEORGE R. MILLER
Florida Bar No. 053465                 Florida Bar No. 105201
PHILLIP S. SMITH                       Post Office Box 687
Florida Bar No. 0999040                DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison               (904) 892-5153
  Johnson & Robuck, P.A.               Attorney for Louisiana-Pacific
Post Office Box 491357                 Corporation
Leesburg, Florida 34749-1357
(904) 787-1241                          /s/ Robert M. Schick
CLASS COUNSEL                           ----------------------------------------
                                        ROBERT M. SCHICK, of
                                        Vinson & Elkins, L.L.P.
                                        2300 First City Tower
                                        1001 Fannin Street
                                        Houston, Texas 77002-6760
                                        (713) 758-4582
                                        Attorneys for Louisiana-Pacific
                                        Corporation

                  AMENDMENT TO SETTLEMENT AGREEMENT - NUMBER 6

         The following language should be added to the Definition of "Replacement Cost" found on page 6.

                  The replacement cost per foot will be $13.07 for the replacement of Louisiana- Pacific fascia, $14.71 for trim and $3.40 for soffit.

         IN WITNESS WHEREOF, the parties have set their hands and seals effective of the date set forth below.

LOUISIANA-PACIFIC CORPORATION,
A DELAWARE CORPORATION

by: /s/ D. R. Kayser                                 Date:          8/31/95
    -------------------------------------------           ----------------------
    D. R. Kayser, Chief Executive Officer
    -------------------------------------------
          (Printed name and title)

STATE OF OREGON
COUNTY OF MULTNOMAH

         The foregoing instrument was acknowledged before me this 31st day of August, 1995, by D. R. Kayser the Chief Executive officer of LOUISIANA-PACIFIC CORPORATION, a Delaware Corporation, on behalf of the corporation.

/S/ Holly Taft                                                      [SEAL]
-------------------------------------------
(Signature of Notary Public)

Holly Taft
-------------------------------------------
(Print Name of Notary Public)

041888 - Oregon
-------------------------------------------
(Serial/Commission Number)


     X    Personally Known or Produced                        as identification.
---------                             ------------------------

/s/ Walter S. McLin, III                   /s/ George R. Miller
--------------------------------           -------------------------------------
WALTER S. McLIN, III                       GEORGE R. MILLER
Florida Bar No. 053465                     Florida Bar No. 105201
PHILLIP S. SMITH                           Post Office Box 687
Florida Bar No. 0999040                    DeFuniak Springs, Florida 32422-0687
McLin, Burnsed, Morrison                   (904) 892-5153
  Johnson & Robuck, P.A.                   Attorney for Louisiana-Pacific
Post Office Box 491357                     Corporation
Leesburg, Florida 34749-1357
(904) 787-1241                             /s/ Robert M. Schick
CLASS COUNSEL                              --------------------------------
                                           ROBERT M. SCHICK, of
                                           Vinson & Elkins, L.L.P.
                                           2300 First City Tower
                                           1001 Fannin Street
                                           Houston, Texas 77002-6760
                                           (713) 758-4582
                                           Attorneys for Louisiana-Pacific
                                           Corporation


                                     Page 2